Exhibit 10.18

SCHEDULE A
TO
EXHIBIT 10.17

Rurban Financial Corp. (the “Registrant”) has entered into Amended and Restated Change in Control Agreements with the executive officers of the Registrant identified below, which Amended and Restated Change in Control Agreements are substantially identical to the Amended and Restated Change in Control Agreement, effective as of December 31, 2008, by and between the Registrant and Duane L. Sinn, Executive Vice President and Chief Financial Officer of the Registrant, a copy of which was filed as Exhibit 10.17 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”).

In accordance with Rule 12b-31 promulgated under the Securities Exchange Act of 1934 and Item 601(b)(10)(iii) of Regulation S-K, the following table identifies those executive officers of the Registrant with whom the Registrant has entered into Amended and Restated Change in Control Agreements similar to that included as Exhibit 10.17 to the 2008 Form 10-K:

Name and Title	Effective Date of Amended and Restated Change in Control Agreement

Henry R. Thiemann President of RDSI	December 31, 2008

Mark A. Klein President and Chief Executive Officer of State Bank	December 31, 2008

155.